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                                                                EXHIBIT 10.17.2


                          SECOND AMENDMENT TO LEASE                            S


STATE OF LOUISIANA

PARISH OF CALCASIEU


         THIS SECOND AMENDMENT TO LEASE made this _______ day of
_________________, 1995, between PORT RESOURCES, INC., a Louisiana corporation, and CRU, INC., a Louisiana corporation (hereinafter collectively, "LANDLORD"), and ST. CHARLES GAMING COMPANY, INC., a Louisiana corporation (hereinafter
"TENANT").

                             W I T N E S S E T H:

         A. Effective as of the 24th day of March, 1995, LANDLORD and TENANT entered into that certain Lease (the "Lease"), covering the property situated in Calcasieu Parish, Louisiana, as more fully described therein (the
"Leased Property").

         B. LANDLORD and TENANT have agreed to further modify and amend certain terms and conditions of the Lease and desire to set forth such agreement in writing.

         C. All capitalized terms herein shall have the same meanings set forth in the Lease.

         NOW, THEREFORE, for and in consideration of the sum of $10.00 cash to each the other in hand paid, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LANDLORD and TENANT hereby agree as follows:

Paragraph 35 of the Lease is deleted in its entirety and the following is substituted therefor:

         35. Guarantee.  And now unto these premises comes Crown Casino
Corporation which declares that in consideration of LANDLORD granting this Lease to St. Charles Gaming Company, Inc., a wholly owned subsidiary of Crown
Casino Corporation, Crown Casino Corporation does hereby guarantee all and singular of the obligations of TENANT under this Lease.

         Ratification of Lease. No other amendment to the Lease is made or intended to be made hereby and, except as amended by this instrument, the Lease is hereby ratified, confirmed and reaffirmed by the parties.

         EXECUTED effective as of the date set forth above, in multiple original counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.
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                                           LANDLORD:

WITNESSES:                                 PORT RESOURCES, INC.


____________________________________       By:____________________________________
                                           Name: _________________________________
____________________________________       Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF CALCASIEU

         On this _______ day of ______________________, 1995, before me personally appeared
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______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of PORT RESOURCES, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

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WITNESSES:


____________________________________        _______________________________________

____________________________________

                     ____________________________________
                                 NOTARY PUBLIC


WITNESSES:                                 CRU, INC.


____________________________________       By:____________________________________
                                           Name: _________________________________
____________________________________       Title: ________________________________


                                ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF CALCASIEU

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of CRU, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

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WITNESSES:


____________________________________       _______________________________________

____________________________________


                     ____________________________________
                                 NOTARY PUBLIC
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                                           TENANT:

WITNESSES:                                 ST. CHARLES GAMING COMPANY, INC.


____________________________________       By:____________________________________
                                           Name: _________________________________
____________________________________       Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF________________________

PARISH/COUNTY OF__________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of ST. CHARLES GAMING COMPANY, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.
         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

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WITNESSES:

____________________________________       _______________________________________

____________________________________

                     ____________________________________
                                 NOTARY PUBLIC


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WITNESSES:                                 CROWN CASINO CORPORATION


____________________________________       By:____________________________________
                                           Name: _________________________________
____________________________________       Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF _____________________________

PARISH/COUNTY OF __________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of CROWN CASINO CORPORATION, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.
         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.
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WITNESSES:

____________________________________       _______________________________________

____________________________________

                     ____________________________________
                                 NOTARY PUBLIC


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WITNESSES:                                 LOUISIANA RIVERBOAT GAMING PARTNERSHIP


____________________________________       By:____________________________________
                                           Name: _________________________________
____________________________________       Title: ________________________________

                                ACKNOWLEDGMENT

STATE OF _____________________________

PARISH/COUNTY OF ___________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of LOUISIANA RIVERBOAT GAMING PARTNERSHIP, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said partnership by authority of its members, and said appearer acknowledged said instrument to be the free act and deed of said partnership.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

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WITNESSES:

____________________________________       _______________________________________

____________________________________

                     ____________________________________
                                 NOTARY PUBLIC